UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED - JULY 27, 2007

MANCHESTER INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-50477	98-0380409
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

100 Crescent Court, 7th Floor
Dallas, Texas 75201
(Address of principal executive offices)

(214) 459-3230
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01:	Other Events.

Press Releases

Manchester issued a press release on July 27, 2007, filed as Exhibit 99.1 hereto, announcing that Manchester’s subsidiaries Manchester Indiana Operations, Inc. (doing business as Freedom Auto Sales) and Manchester Indiana Acceptance, Inc. (doing business as Freedom Auto Acceptance) have acquired substantially all of the assets of Royce Motors, Inc. of Indianapolis, Indiana.

Item 9.01:	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits

Exhibit 99.1	Press Release dated July 27, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANCHESTER INC.

Date: July 27, 2007	By:	/s/ Richard Gaines
Name: Richard Gaines Title: Executive Vice President of Corporate Development and Corporate Secretary